FORM OF PROXY BALLOT

EXCELSIOR FUNDS, INC.

Government Money Fund

SPECIAL MEETING OF SHAREHOLDERS to be held March 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXCELSIOR FUNDS, INC. The undersigned hereby appoints                         ,                          and                      (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Government Money Fund to be held at One Financial Center, Boston, Massachusetts, on March 14, 2008, at 2:00 p.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Government Money Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [INSERT TOLL-FREE TELEPHONE NUMBER]

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN

1.	Proposal to approve an Agreement and Plan of Reorganization with respect to the acquisition of Government Money Fund by Columbia Government Plus Reserves.	☐	☐	☐

FORM OF PROXY BALLOT

EXCELSIOR FUNDS, INC.

Treasury Money Fund

SPECIAL MEETING OF SHAREHOLDERS to be held March 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXCELSIOR FUNDS, INC. The undersigned hereby appoints                     ,                      and                      (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Treasury Money Fund to be held at One Financial Center, Boston, Massachusetts, on March 14, 2008, at 2:00 p.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Treasury Money Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [INSERT TOLL-FREE TELEPHONE NUMBER]

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN

1.	Proposal to approve an Agreement and Plan of Reorganization with respect to the acquisition of Treasury Money Fund by Columbia Government Reserves.	☐	☐	☐

FORM OF PROXY BALLOT

EXCELSIOR FUNDS, INC.

Short-Term Government Securities Fund

SPECIAL MEETING OF SHAREHOLDERS to be held March 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXCELSIOR FUNDS, INC. The undersigned hereby appoints                     ,                      and                      (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Short-Term Government Securities Fund to be held at One Financial Center, Boston, Massachusetts, on March 14, 2008, at 2:00 p.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Short-Term Government Securities Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [INSERT TOLL-FREE TELEPHONE NUMBER]

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN

1.	Proposal to approve an Agreement and Plan of Reorganization with respect to the acquisition of Short-Term Government Securities Fund by Columbia Short Term Bond Fund.	☐	☐	☐

FORM OF PROXY BALLOT

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Tax-Exempt Money Fund

SPECIAL MEETING OF SHAREHOLDERS to be held March 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXCELSIOR TAX-EXEMPT FUNDS, INC. The undersigned hereby appoints                     ,                      and                      (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Tax-Exempt Money Fund to be held at One Financial Center, Boston, Massachusetts, on March 14, 2008, at 2:00 p.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Tax-Exempt Money Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [INSERT TOLL-FREE TELEPHONE NUMBER]

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN

1.	Proposal to approve an Agreement and Plan of Reorganization with respect to the acquisition of Tax-Exempt Money Fund by Columbia Tax-Exempt Reserves.	☐	☐	☐

FORM OF PROXY BALLOT

EXCELSIOR TAX-EXEMPT FUNDS, INC.

New York Tax-Exempt Money Fund

SPECIAL MEETING OF SHAREHOLDERS to be held March 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXCELSIOR TAX-EXEMPT FUNDS, INC. The undersigned hereby appoints                     ,                      and                      (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of New York Tax-Exempt Money Fund to be held at One Financial Center, Boston, Massachusetts, on March 14, 2008, at 2:00 p.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of New York Tax-Exempt Money Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [INSERT TOLL-FREE TELEPHONE NUMBER]

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN

1.	Proposal to approve an Agreement and Plan of Reorganization with respect to the acquisition of New York Tax-Exempt Money Fund by Columbia New York Tax-Exempt Reserves.	☐	☐	☐

FORM OF PROXY BALLOT

EXCELSIOR TAX-EXEMPT FUNDS, INC.

Short Term Tax-Exempt Securities Fund

SPECIAL MEETING OF SHAREHOLDERS to be held March 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXCELSIOR TAX-EXEMPT FUNDS, INC. The undersigned hereby appoints                     ,                      and                      (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Short Term Tax-Exempt Securities Fund to be held at One Financial Center, Boston, Massachusetts, on March 14, 2008, at 2:00 p.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Short Term Tax-Exempt Securities Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [INSERT TOLL-FREE TELEPHONE NUMBER]

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

		FOR	AGAINST	ABSTAIN

1.	Proposal to approve an Agreement and Plan of Reorganization with respect to the acquisition of Short Term Tax-Exempt Securities Fund by Columbia Short Term Municipal Bond Fund	☐	☐	☐

FORM OF PROXY BALLOT

EXCELSIOR TAX-EXEMPT FUNDS, INC.

California Short-Intermediate Term Tax-Exempt Fund

SPECIAL MEETING OF SHAREHOLDERS to be held March 14, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EXCELSIOR TAX-EXEMPT FUNDS, INC. The undersigned hereby appoints                     ,                      and                      (the “Proxies”), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of California Short-Intermediate Term Tax-Exempt Fund to be held at One Financial Center, Boston, Massachusetts, on March 14, 2008, at 2:00 p.m. (Eastern time) and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of California Short-Intermediate Term Tax-Exempt Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

Your vote is important no matter how many shares you own. Please vote on the reverse side of this Proxy Ballot and sign in the space(s) provided. Return your completed Proxy Ballot in order for your votes to be counted.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: [INSERT TOLL-FREE TELEPHONE NUMBER]

Note: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shareholder sign here

Co-owner sign here

Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY BALLOT TODAY!

Please detach at perforation before mailing.

THIS PROXY BALLOT, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED FOR THE PROPOSAL LISTED BELOW. IN THEIR DISCRETION, THE PROXIES, AND EACH OF THEM, ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL:

PLEASE MARK ONE BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

	FOR	AGAINST	ABSTAIN

1.

Proposal to approve an Agreement and Plan of

Reorganization with respect to the acquisition of California Short-Intermediate Term Tax-Exempt Fund by Columbia California Intermediate Municipal Bond Fund

	☐	☐	☐